Exhibit 99.2

CRAZY MOOSE CASINO, INC.
(An S Corporation)

Financial Statements
and Additional Information

December 31, 2008 and 2007

INDEPENDENT AUDITORS' REPORT

March 18, 2009

To the Board of Directors
Crazy Moose Casino, Inc.
Auburn, Washington

We have audited the accompanying balance sheets of Crazy Moose Casino, Inc. (a Washington S Corporation) as of December 31, 2008 and 2007, and the related statements of income and retained earnings and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with United States of America generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crazy Moose Casino, Inc. as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended in conformity with United States of America generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The detail of general and administrative expenses on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CRAZY MOOSE CASINO, INC.
BALANCE SHEETS

ASSETS

	For the Years Ended December 31,
	2008	2007
Current Assets:
Cash	$866,038	$808,030
Cash - restricted	27,356	24,588
Inventory	61,934	60,431
Prepaid expenses	33,104	37,353
Total current assets	988,432	930,402
Property and Equipment:
Computers and equipment	324,193	283,938
Vehicles	10,511	10,511
Leasehold improvements	19,167	5,108
	353,871	299,557
Less: Accumulated depreciation	211,495	170,328
	142,376	129,229

Total Assets	$1,130,808	$1,059,631

LIABILITIES AND STOCKHOLDERS' EQUITY

	December 31,
	2008	2007
Current Liabilities:
Accounts payable	$83,413	$59,935
Accrued business and payroll taxes	198,880	207,934
Accrued wages	108,881	105,879
Accrued other liabilities	24,561	33,325
Player supported jackpot deposit	27,356	24,588
Line of credit	150,000	-
Total current liabilities	593,091	431,661
Stockholders' Equity:
Common stock, no par value, 10,000 shares authorized, issued and outstanding	-	-
Retained earnings	537,717	627,970
Total Liabilities and Stockholders' Equity	$1,130,808	$1,059,631

CRAZY MOOSE CASINO, INC.
STATEMENTS OF INCOME AND RETAINED EARNINGS

	For the Years Ended December 31,
	2008		2007
Revenue:
Card room	$5,581,888	74.1%	$5,947,395	77.2%
Food and beverage	1,107,525	14.7	1,157,509	15.0
Pull-tab	607,052	8.1	489,666	6.4
Other	235,667	3.1	106,108	1.4
	7,532,132	100.0	7,700,678	100.0

General and Administrative Expenses	6,428,727	85.4	6,293,667	81.8

Income from Operations	1,103,405	14.6	1,407,011	18.2

Interest Expense	4,072	-	2,736	-

Net Income	$1,099,333	14.6%	$1,404,275	18.2%

Retained Earnings, January 1	$627,970		$439,978

Net Income	1,099,333		1,404,275

Distributions to Stockholders	(1,189,586)		(1,216,283)

Retained Earnings, December 31	$537,717		$627,970

CRAZY MOOSE CASINO, INC.
STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2008	2007
Cash Flows from Operating Activities:
Net income	$1,099,333	$1,404,275
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	41,167	34,842
(Increase) decrease in:
Inventory	(1,503)	(14,076)
Prepaid expenses	4,249	4,312
Increase (decrease) in:
Accounts payable	23,478	6,216
Accrued business and payroll taxes	(9,054)	10,784
Accrued wages	3,002	8,055
Accrued other liabilities	(8,764)	11,975
Player supported jackpot deposit	2,768	7,450

Net Cash Provided by Operating Activities	1,154,676	1,473,833

Cash Flows from Investing Activities:
Purchase of property and equipment	(54,314)	(91,580)

Net Cash Used by Investing Activities	(54,314)	(91,580)

Cash Flows from Financing Activities:
Proceeds from line of credit	150,000	-
Repayments of notes payable - stockholders	-	(3,045)
Distributions to stockholders	(1,189,586)	(1,216,283)

Net Cash Used by Financing Activities	(1,039,586)	(1,219,328)

Net Increase in Cash	60,776	162,925

Cash - Beginning of Year	832,618	669,693

Cash - End of Year	$893,394	$832,618

CRAZY MOOSE CASINO, INC.
DETAILS OF GENERAL AND ADMINISTRATIVE EXPENSES

	For the Years Ended December 31,
	2008		2007
Salaries and wages	$2,513,291	33.4%	$2,337,961	30.4%
Food and beverage	757,982	10.1	743,305	9.7
Licensing and business taxes	747,550	9.9	779,645	10.1
Pull-tab prizes	464,832	6.2	361,603	4.7
Rent	404,385	5.4	546,938	7.1
Payroll taxes	413,479	5.5	431,981	5.6
Advertising	222,985	3.0	179,286	2.3
Equipment leases	141,156	1.9	140,022	1.8
Supplies	122,593	1.6	136,702	1.8
Utilities	89,933	1.2	93,435	1.2
Repairs and maintenance	70,431	0.9	64,550	0.8
Office	68,654	0.9	60,632	0.8
Insurance	53,843	0.7	54,968	0.7
Pull-tabs	52,411	0.7	49,615	0.6
Bank charges	50,011	0.7	43,763	0.6
Depreciation	41,167	0.5	34,842	0.5
Comps and discounts	33,707	0.5	34,611	0.5
Dues and subscriptions	30,869	0.4	30,297	0.4
Professional fees	35,025	0.5	26,098	0.3
Guest entertainment	25,250	0.3	47,907	0.6
Employee benefits	22,370	0.3	15,505	0.2
Shuttle	9,879	0.1	12,919	0.2
China and smallwares	9,578	0.1	8,325	0.1
Uniforms	9,135	0.1	11,747	0.2
Laundry and linens	8,659	0.1	10,139	0.1
Security	8,460	0.1	8,604	0.1
Travel	8,122	0.1	10,166	0.1
Merchandise	4,909	0.1	3,904	0.1
NSF checks	4,363	0.1	10,890	0.2
Contributions	3,698	-	3,307	-

	$6,428,727	85.4%	$6,293,667	81.8%

CRAZY MOOSE CASINO, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 and 2007

NOTE 1:  Nature of Operations and Significant Accounting Policies

Nature of operations:
The Company provides gaming and food and beverage services through the ownership and operation of a casino located in Pasco, Washington.  The major source of the Company’s revenues is derived from gaming operations.

Use of estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Casino revenue:
Casino revenue is the net win from gaming activities, which is the difference between gaming wins and losses.

Property and equipment:
Property, plant and equipment are stated at cost.  Depreciation is computed using the straight-line method based upon the estimated useful lives of the related assets.  Expenditures for maintenance and repairs are charged directly to the appropriate operating account at the time the expense is incurred.  Expenditures determined to represent additions and betterments are capitalized.

Advertising costs:
The Company expenses advertising costs as they are incurred and advertising communication costs the first time the advertising takes place.  Advertising expense for the years ended December 31, 2008 and 2007, was $222,985 and $179,286, respectively.

Inventory:
Inventory is stated at lower of cost or market using the first-in, first-out (FIFO) method, and consists primarily of food and beverage items.

Pull-tab revenue:
Pull-tab revenue is recorded on gross cash receipts from closed games and games still in play.  Pull-tab revenue is reported to taxing authorities on gross cash receipts from closed games resulting in temporary differences.  The difference in pull-tab revenue recorded and pull-tab revenue reported to taxing authorities for the years ended December 31, 2008 and 2007, was $1,672 and $1,983, respectively.

Promotional allowances:
Promotional allowances represent goods and services, which would be accounted for as revenue if sold, that a casino gives to customers as an inducement to gamble at that establishment.  Revenue does not include the retail amount of merchandise, food, and beverage provided gratuitously to customers, which was $495,683 and $490,320 for the years ended December 31, 2008 and 2007, respectively.

(continued)

CRAZY MOOSE CASINO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2008 and 2007

NOTE 1:  Nature of Operations and Significant Accounting Policies (continued)

Reclassification:
Certain amounts in the 2007 financial statements have been reclassified to conform to the 2008 presentation.

Federal income tax:
The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S Corporation.  The stockholders will be taxed personally on the Company’s income.  Therefore, a provision for federal income tax has not been provided.  It is anticipated that dividends will be paid to the shareholders for any related income taxes.

NOTE 2:  Line of Credit

The Company has a line of credit with available borrowing of up to $150,000 to fund operating expenses.  Interest is charged at the Wall Street Journal Prime Rate and is payable on a monthly basis.  The outstanding balance at December 31, 2008 and 2007 was $150,000 and $0, respectively.  The line of credit expires August 2009.

NOTE 3:  Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of temporary cash investments within one financial institution.  From time to time, the Company has deposits within one financial institution that exceed the federally insured limit of $250,000.

NOTE 4:  Cash Flow Information

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

The Company had no non-cash transactions for the years ended December 31, 2008 and 2007.

Cash paid for interest and income taxes for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007

Interest	$4,072	$2,736

Federal income tax	$-	$-

(continued)

CRAZY MOOSE CASINO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2008 and 2007

NOTE 5:  Restricted Cash

Restricted cash consists of funds the Company has collected from card players to conduct a player supported jackpot (PSJ).

NOTE 6:  Operating Leases

As of December 31, 2008 and 2007, the Company was obligated under the following operating leases:

Related party:
The Company has a lease for its building with a limited liability company owned by the Company’s stockholders.  The lease payments are triple net payable in monthly installments of $18,085, increasing annually, and expire in September 2011.  Rent paid on the lease to the limited liability company for the years ended December 31, 2008 and 2007, totaled $218,634 and $212,275, respectively.

The Company also leases its corporate office on a month-to-month basis from the same limited liability company.  The lease payments are triple net payable in monthly installments of $13,726.  Rent paid to the limited liability company for the years ended December 31, 2008 and 2007, totaled $174,296 and $323,157, respectively.  Included in accrued other liabilities at December 31, 2008 and 2007, is rent payable of $0 and $18,239, respectively.

Operating leases:
The Company leases a parking lot on a month-to-month basis.  The total lease payments are $500 per month.  Rent paid for the parking lot lease for the years ended December 31, 2008 and 2007, totaled $6,275 and $6,000, respectively.

The Company also leases miscellaneous gaming equipment from various companies on a month-to-month basis.  The total lease payments vary from month to month.  Rent expense for the miscellaneous gaming equipment for the years ended December 31, 2008 and 2007, totaled $146,336 and $145,528, respectively.

The future minimum lease payments related to the above leases are as follows:

Years ending December 31,
2009	$225,000
2010	232,000
2011	178,000

$635,000

NOTE 7:  Subsequent Event

As of March 12, 2009, the company entered into an agreement to sell its assets to Nevada Gold & Casinos, Inc., a public entity traded on the New York Stock Exchange under ticker UWN.  The closing date for the sale is expected to take 60-90 days from the date the agreement was signed.

(continued)

CRAZY MOOSE CASINO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2008 and 2007

NOTE 8:  Related Party

The Company and its related parties (Crazy Moose Casino II, Inc. and Coyote Bob’s, Inc.) have created a Washington State limited liability company (LLC) organized in accordance with Washington Administrative Code (WAC) 458-20-111 - Advances and Reimbursements.  The LLC was created to centralize and allocate common expenses incurred by the Company and its related parties mentioned above.  Included in salaries and payroll taxes were reimbursements of $66,595 and $0, of which $6,350 and $0, are included in accrued wages for the years ended December 31, 2008 and 2007, respectively.  Included in miscellaneous general and administrative expenses were reimbursements of $20,289 and $0, of which $5,773 and $0, are included in accounts payable for the years ended December 31, 2008 and 2007, respectively.

(concluded)

CRAZY MOOSE CASINO II, INC.
(An S Corporation)

Financial Statements
and Additional Information

December 31, 2008 and 2007

INDEPENDENT AUDITORS' REPORT

March 18, 2009

To the Board of Directors
Crazy Moose Casino II, Inc.
Auburn, Washington

We have audited the accompanying balance sheets of Crazy Moose Casino II, Inc. (a Washington S Corporation) as of December 31, 2008 and 2007, and the related statements of income and retained earnings and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with United States of America generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crazy Moose Casino II, Inc. as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended in conformity with United States of America generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The details of general and administrative expenses on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CRAZY MOOSE CASINO II, INC.
BALANCE SHEETS

ASSETS
	For the Years Ended December 31,
	2008	2007
Current Assets:
Cash	$471,637	$556,168
Cash - restricted	12,849	23,552
Inventory	34,681	37,050
Prepaid expenses	21,946	26,852

Total current assets	541,113	643,622

Property and Equipment
Equipment	54,438	-
Less: Accumulated depreciation	(4,394)	-
	50,044	-

Total Assets	$591,157	$643,622

LIABILITIES AND STOCKHOLDERS' EQUITY
	For the Years Ended December 31,
	2008	2007
Current Liabilities:
Accounts payable	$53,956	$32,127
Accrued business and payroll taxes	186,259	193,451
Accrued wages	84,713	97,546
Accrued other liabilities	9,192	17,142
Player supported jackpot deposit	12,849	23,552
Current portion of long-term debt	82,448	163,000
Total current liabilities	429,417	526,818

Long-Term Debt:
Notes payable - related party	82,448	251,726
Less: Current portion included above	82,448	163,000
	-	88,726

Stockholders' Equity:
Common stock, $1 par value, 50,000 shares authorized, issued and outstanding	50,000	50,000
Additional paid-in-capital	252,414	252,414
Retained deficit	(140,674)	(274,336)
	161,740	28,078

Total Liabilities and Stockholders' Equity	$591,157	$643,622

CRAZY MOOSE CASINO II, INC.
STATEMENTS OF INCOME AND RETAINED EARNINGS

	For the Years Ended December 31,
	2008		2007
Revenue:
Card room	$5,194,579	86.8%	$5,573,181	84.8%
Pull-tab	279,297	4.6	487,701	7.4
Food and beverage	422,751	7.1	419,896	6.4
Other	89,597	1.5	90,734	1.4
	5,986,224	100.0	6,571,512	100.0

General and Administrative Expenses	5,286,454	88.3	5,547,199	84.5

Income from Operations	699,770	11.7	1,024,313	15.5

Interest Expense	15,542	0.3	30,732	0.5

Net Income	$684,228	11.4%	$993,581	15.0%

Retained Deficit, January 1	$(274,336)		$(459,490)

Net Income	684,228		993,581

Distributions to Stockholders	(550,566)		(808,427)

Retained Deficit, December 31	$(140,674)		$(274,336)

CRAZY MOOSE CASINO II, INC.
STATEMENT OF CASH FLOWS

	For the Years Ended December 31,
	2008	2007
Cash Flows from Operating Activities:
Net income	$684,228	$993,581
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4,394	-
(Increase) decrease in:
Inventory	2,369	8,727
Prepaid expenses	4,906	1,116
Increase (decrease) in:
Accounts payable	21,829	(1,847)
Accrued business and payroll taxes	(7,192)	15,512
Accrued wages	(12,833)	11,625
Accrued other liabilities	(7,950)	3,766
Player supported jackpot deposit	(10,703)	17,817

Net Cash Provided by Operating Activities	679,048	1,050,297

Cash Flows from Investing Activities:
Purchase of property and equipment	(54,438)	-

Net Cash Used by Investing Activities	(54,438)	-

Cash Flows from Financing Activities:
Repayments of notes payable - related parties	(169,278)	(163,430)
Distributions to stockholders	(550,566)	(808,427)

Net Cash Used by Financing Activities	(719,844)	(971,857)

Net (Decrease) Increase in Cash	(95,234)	78,440

Cash - Beginning of Year	579,720	501,280

Cash - End of Year	$484,486	$579,720

CRAZY MOOSE CASINO II, INC.
DETAILS OF GENERAL AND ADMINISTRATIVE EXPENSES

	For the Years Ended December 31,
	2008		2007
Salaries and wages	$2,207,878	36.9%	$2,114,478	32.2%
Rent	703,352	11.7	855,715	13.0
Licensing and business taxes	668,399	11.2	721,976	11.0
Food and beverage	405,681	6.8	410,885	6.3
Payroll taxes	391,287	6.5	398,234	6.0
Advertising	234,724	3.9	157,526	2.4
Pull-tab prizes	216,668	3.6	381,523	5.8
Supplies	137,715	2.3	127,806	2.0
Utilities	77,122	1.3	75,902	1.3
Insurance	37,825	0.6	38,760	0.6
Repairs and maintenance	35,476	0.6	83,665	1.3
Office	28,965	0.5	24,472	0.4
Professional fees	35,188	0.6	31,338	0.5
Dues and subscriptions	23,730	0.4	22,097	0.3
Employee benefits	20,042	0.3	13,601	0.1
Printing and reproduction	17,491	0.3	6,516	0.1
Pull-tabs	16,563	0.3	29,437	0.4
Comps and discounts	10,874	0.2	7,556	0.1
Bank charges	10,546	0.2	12,610	0.2
Security	7,938	0.1	13,074	0.2
Depreciation	4,394	0.1	-	0.0
Political Contributions	1,000	0.0	-	0.0
Travel and entertainment	154	0.0	10,734	0.2
NSF checks	(6,558)	(0.1)	9,294	0.1

	$5,286,454	88.3%	$5,547,199	84.5%

CRAZY MOOSE CASINO II, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 and 2007

NOTE 1:  Nature of Operations and Significant Accounting Policies

Nature of operations:
The Company provides gaming and food and beverage services through the ownership and operation of a casino located in Mountlake Terrace, Washington.  The major source of the Company’s revenues is derived from gaming operations.

Use of estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Casino revenue:
Casino revenue is the net win from gaming activities, which is the difference between gaming wins and losses.

Advertising costs:
The company expenses advertising costs as they are incurred and advertising communication costs the first time the advertising takes place.  Advertising expense for the years ended December 31, 2008 and December 31, 2007, was $234,724 and $157,526, respectively.

Inventory:
Inventory is stated at lower of cost or market using the first-in, first-out (FIFO) method, and consists primarily of food and beverage items.

Pull-tab revenue:
Pull-tab revenue is recorded on gross cash receipts from closed games and games still in play.  Pull-tab revenue is reported to taxing authorities on gross cash receipts from closed games resulting in temporary differences.  The difference in pull-tab revenue recorded and pull-tab revenue reported to taxing authorities for the years ended December 31, 2008 and 2007, was $8,102 and $2,973, respectively.

Promotional allowances:
Promotional allowances represent goods and services, which would be accounted for as revenue if sold, that a casino gives to customers as an inducement to gamble at that establishment.  Revenue does not include the retail amount of merchandise, food, and beverage provided gratuitously to customers, which was $419,840 and $399,274 for the years ended December 31, 2008 and 2007, respectively.

(continued)

CRAZY MOOSE CASINO II, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2008 and 2007

NOTE 1:  Nature of Operations and Significant Accounting Policies (continued)

Federal income tax:
The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S Corporation.  The stockholders will be taxed personally on the Company’s income.  Therefore, a provision for federal income tax has not been provided.  It is anticipated that dividends will be paid to the shareholders for any related income taxes.

NOTE 2:  Long-Term Debt

The details of long-term debt as of December 31, are as follows:

	2008	2007
Notes payable related party:
Note payable to a limited liability company
owned by the Company’s stockholders,
payable in monthly installments totaling
$14,104, bearing interest at 9%, unsecured,
due in full June 2009	$82,448	$236,658

Note payable to a limited liability company
owned by two of the Company’s stockholders,
payable in monthly installments totaling
$1,038, bearing interest at 9%, unsecured,
due in full September 2008	-	9,000

Note payable to a limited liability company
owned by two of the Company’s stockholders,
payable in monthly installments totaling
$1,038, bearing interest at 9%, unsecured,
due in full June 2008	-	6,068

	$82,448	$251,726

For the years ended December 31, 2008 and 2007, interest expense related to the above related party notes payable was $15,542 and $30,732, respectively.

Aggregate annual principal payments applicable to long-term debt for the years subsequent to December 31, 2008, are as follows:

Years ending December 31,
2009	82,448

$82,448

 (continued)

CRAZY MOOSE CASINO II, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2008 and 2007

NOTE 3:  Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of temporary cash investments within one financial institution.  From time to time, the Company has deposits within one financial institution that exceed the federally insured limit of $250,000.

NOTE 4:  Cash Flow Information

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

The Company had no non-cash transactions for the years ended December 31, 2008 and 2007.

Cash paid for interest and income taxes in the years ended December 31, 2008 and 2007, was as follows:

	2008	2007

Interest	$15,542	$30,732

Federal income tax	$-	$-

NOTE 5:  Restricted Cash

Restricted cash consists of funds the Company has collected from card players to conduct a player supported jackpot (PSJ).

NOTE 6:  Operating Leases

As of December 31, 2008 and 2007, the Company was obligated under the following operating leases:

Related party:
The Company has a lease for its building improvements with a limited liability company owned by the Company’s stockholders.  The lease is payable in monthly installments of $5,763, and expires in May 2009.  Rent paid on the lease to the limited liability company totaled $69,161 for the years ended December 31, 2008 and 2007.

The Company also leases its furniture, fixtures, and equipment from the same limited liability company.  The lease is payable in monthly installments of $12,876, and expires in May 2009.  Rent paid on the lease to the limited liability company totaled $154,511 for the years ended December 31, 2008 and 2007.

The Company also leases its corporate office on a month-to-month basis from the same limited liability company.  The lease payments are triple net and are payable in monthly installments of $11,292.  Rent paid to the limited liability company for the years ended December 31, 2008 and 2007, totaled $153,012 and $305,555. respectively.  Included in accrued other liabilities at December 31, 2008 and 2007, is rent payable of $0 and $12,971, respectively.

 (continued)

CRAZY MOOSE CASINO II, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2008 and 2007

NOTE 6:  Operating Leases (continued)

Operating leases:
The Company has a lease for its building.  The lease payments are triple net payable in monthly installments of $11,902 increasing annually by the greater of the Consumer Price Index or 3%, and expire in May 2009.  The lease contains a two year renewal option and subsequently, a five year renewal option under the same terms and conditions of the original lease, except for the minimum rent, which shall be in accordance with market rent at the time of renewal.  Rent expense for the building lease for the years ended December 31, 2008 and 2007, totaled $182,688 and $172,758, respectively.

The Company also leases miscellaneous gaming and other equipment from various companies on a month-to-month basis.  The total lease payments vary from month to month.  Rent expense for the miscellaneous gaming equipment for the years ended December 31, 2008 and 2007, totaled 137,349 and $157,620, respectively.

The future minimum lease payments related to the above leases are as follows:

Years ending December 31,
2009	153,000

$153,000

NOTE 7:  Subsequent Event

As of March 12, 2009, the company entered into an agreement to sell its assets to Nevada Gold & Casinos, Inc., a public entity traded on the New York Stock Exchange under ticker UWN.  The closing date for the sale is expected to take 60-90 days from the date the agreement was signed.

NOTE 8:  Related Party

The Company and its related parties (Crazy Moose Casino, Inc. and Coyote Bob’s, Inc.) have created a Washington State limited liability company (LLC) organized in accordance with Washington Administrative Code (WAC) 458-20-111 - Advances and Reimbursements.  The LLC was created to centralize and allocate common expenses incurred by the Company and its related parties mentioned above.  Included in salaries and payroll taxes were reimbursements of $81,370 and $0, of which $2,974 and $0, are included in accrued wages for the years ended December 31, 2008 and 2007, respectively.  Included in miscellaneous general and administrative expenses were reimbursements of $9,428 and $0, of which $5,773 and $0, are included in accounts payable for the years ended December 31, 2008 and 2007, respectively.

 (concluded)

COYOTE BOB’S, INC.
(An S Corporation)

Financial Statements
and Additional Information

December 31, 2008 and 2007

INDEPENDENT AUDITORS' REPORT

March 18, 2009

To the Board of Directors
Coyote Bob's, Inc.
Auburn, Washington

We have audited the accompanying balance sheets of Crazy Moose Casino, Inc. (a Washington S Corporation) as of December 31, 2008 and 2007, and the related statements of income and retained earnings and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with United States of America generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crazy Moose Casino, Inc. as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended in conformity with United States of America generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The detail of general and administrative expenses on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

COYOTE BOB'S, INC.
BALANCE SHEETS

ASSETS
	For the Years Ended December 31,
	2008	2007
Current Assets:
Cash	$333,819	$347,213
Inventory	29,067	26,025
Prepaid expenses	22,448	19,936
Employee advances	-	100
Total current assets	385,334	393,274

Property and Equipment:
Computers and equipment	86,520	49,343
Leasehold improvements	2,153	2,153
	88,673	51,496
Less: Accumulated depreciation	(28,267)	(15,401)
	60,406	36,095

Total Assets	$445,740	$429,369

LIABILITIES AND STOCKHOLDERS' EQUITY
	For the Years Ended December 31,
	2008	2007

Current Liabilities:
Accounts payable	$34,755	$14,394
Accrued wages	53,276	52,873
Accrued business and payroll taxes	103,197	104,253
Accrued other liabilities	5,553	15,631
Current portion of long-term debt	-	22,584
Total current liabilities	196,781	209,735

Long-Term Debt:
Notes payable - related party	-	22,584
Less: Current portion included above	-	22,584
	-	-

Stockholders' Equity:
Common stock, $1 par value, 50,000 shares authorized,
30 shares issued and outstanding	30	30
Retained earnings	248,929	219,604
	248,959	219,634

Total Liabilities and Stockholders' Equity	$445,740	$429,369

COYOTE BOB’S, INC.
STATEMENTS OF INCOME AND RETAINED EARNINGS

	For the Years Ended December 31,
	2008		2007
Revenue:
Card room	$3,145,340	77.6%	$3,310,293	77.8%
Pull-tab	424,649	10.5	538,314	12.7
Food and beverage	392,200	9.7	346,790	8.2
Other	89,167	2.2	57,937	1.3
	4,051,356	100.0	4,253,334	100.0

General and Administrative Expenses	3,412,966	84.3	3,438,083	80.9

Income from Operations	638,390	15.7	815,251	19.1

Interest Expense	(654)	0.0	(4,266)	(0.1)

Net Income	$637,736	15.7%	$810,985	19.0%

Retained Earnings, January 1	$219,604		$103,164

Net Income	637,736		810,985

Distributions to Stockholders	(608,411)		(694,545)

Retained Earnings December 31	$248,929		$219,604

COYOTE BOB’S, INC.
STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2008	2007
Cash Flows from Operating Activities:
Net income	$637,736	$810,985
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	12,866	6,838
(Increase) decrease in:
Inventory	(3,042)	9,854
Prepaid expenses	(2,512)	(4,376)
Employee advances	100	(100)
Increase (decrease) in:
Accounts payable	20,361	(9,731)
Accrued wages	403	5,514
Accrued business and payroll taxes	(1,056)	525
Accrued other liabilities	(10,078)	(2,610)

Net Cash Provided by Operating Activities	654,778	816,899

Cash Flows from Investing Activities:
Purchase of property and equipment	(37,177)	(28,324)

Net Cash Used by Investing Activities	(37,177)	(28,324)

Cash Flows from Financing Activities:
Proceeds from notes payable - related party	-	30,082
Repayments of notes payable - related party	(22,584)	(70,435)
Distributions to stockholders	(608,411)	(694,545)

Net Cash Used by Financing Activities	(630,995)	(734,898)

Net (Decrease) Increase in Cash	(13,394)	53,677

Cash - Beginning of Year	347,213	293,536

Cash - End of Year	$33,819	$347,213

COYOTE BOB’S, INC.
DETAILS OF GENERAL AND ADMINISTRATIVE EXPENSES

	For the Years Ended December 31,
	2008		2007

Salaries and wages	$1,273,692	31.4%	$1,180,465	27.8%
Rent	371,128	9.2	500,862	11.8
Licensing and business taxes	426,684	10.5	448,240	10.5
Pull-tab prizes	292,255	7.2	366,951	8.6
Food and beverage	288,416	7.1	249,252	5.9
Payroll taxes	194,461	4.8	208,512	4.9
Advertising	181,092	4.5	168,093	4.0
Repairs and maintenance	64,676	1.6	38,310	0.9
Supplies	63,375	1.6	71,297	1.7
Utilities	45,264	1.1	44,716	1.1
Pull-tabs	38,033	0.9	31,553	0.7
Professional fees	30,647	0.8	14,547	0.3
Insurance	26,566	0.7	20,982	0.5
Telecheck and credit card fees	20,544	0.5	26,710	0.6
Office	16,173	0.4	9,337	0.2
NSF checks	15,682	0.4	12,532	0.3
Bank charges	14,908	0.4	14,717	0.3
Depreciation	12,866	0.3	6,838	0.2
Printing and reproduction	12,102	0.3	7,291	0.2
Dues and subscriptions	9,905	0.2	8,705	0.2
Employee benefits	7,546	0.2	1,059	0.0
Security	6,451	0.2	7,114	0.2
Political Contributions	500	0.0	-	0.0

	$3,412,966	84.3%	$3,438,083	80.9%

COYOTE BOB’S, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 and 2007

NOTE 1:  Nature of Operations and Significant Accounting Policies

Nature of operations:
The Company provides gaming and food and beverage services through the ownership and operation of a casino located in Kennewick, Washington.  The major source of the Company’s revenues is derived from gaming operations.

Use of estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Card room revenue:
Cardroom revenue is the net win from gaming activities, which is the difference between gaming wins and losses.

Property and equipment:
Property, plant and equipment are stated at cost.  Depreciation is computed using the straight-line method based upon the estimated useful lives of the related assets.  Expenditures for maintenance and repairs are charged directly to the appropriate operating account at the time the expense is incurred.  Expenditures determined to represent additions and betterments are capitalized.

Advertising costs:
The Company expenses advertising costs as they are incurred and advertising communication costs the first time the advertising takes place.  Advertising expense for the years ended December 31, 2008 and 2007, was $181,092 and $168,093, respectively.

Inventory:
Inventory is stated at lower of cost or market using the first-in, first-out (FIFO) method, and consists primarily of food and beverage items.

Pull-tab revenue:
Pull-tab revenue is recorded on gross cash receipts from closed games and games still in play.  Pull-tab revenue is reported to taxing authorities only on cash receipts from closed games.  The difference in pull tab revenue reported to taxing authorities and pull tab revenue recorded for the years ended December 31, 2008 and 2007 was $1,408 and $2,006, respectively.

Promotional allowances:
Promotional allowances represent goods and services, which would be accounted for as revenue if sold, that a casino gives to customers as an inducement to gamble at that establishment.  Revenue does not include the retail amount of merchandise, food, and beverage provided gratuitously to customers, which was $105,554 and $78,009 for the years ended December 31, 2008 and 2007, respectively.

 (continued)

COYOTE BOB’S, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2008 and 2007

NOTE 1:  Nature of Operations and Significant Accounting Policies (continued)

Federal Income Tax:
The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S Corporation.  The stockholders will be taxed personally on the Company’s income.  Therefore, a provision for federal income tax has not been provided.  It is anticipated that dividends will be paid to the shareholders for any related income taxes.

NOTE 2:  Long-Term Debt

The details of long term-debt as of December 31, are as follows:

	2008	2007

Note payable to a limited liability company
owned by the Company’s stockholders,
payable in monthly installments totaling
$3,323, bearing interest at 9%, unsecured,
maturing July 2008	-	22,584

	$-	$22,584

For the years ended December 31, 2008 and 2007, interest expense related to the above related party notes payable was $654 and $4,266, respectively.

NOTE 3:  Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of temporary cash investments within one financial institution.  From time to time, the Company has deposits within one financial institution that exceeds the federally insured limit of $250,000.

NOTE 4:  Cash Flow Information

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

The Company had no non-cash transactions for the years ended December 31, 2008 and 2007.

Cash paid for interest and income taxes for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007

Interest	$654	$4,266

Federal income tax	$-	$-

(continued)

COYOTE BOB’S, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2008 and 2007

NOTE 5:  Operating Leases

As of December 31, 2008 and 2007, the Company was obligated under the following operating leases:

Related party:
The Company has a lease for its building with a limited liability company owned by the Company’s stockholders.  The lease payments are triple net payable in monthly installments of $2,338, and expired in May 2008.  Rent paid on the lease to the limited liability company totaled $11,691 and $28,058, respectively, for the years ended December 31, 2008 and 2007.

The Company also leases its furniture, fixtures, and equipment from the same limited liability company.  The lease payments are payable in monthly installments of $4,846, and expire in May 2009.  Rent paid on the lease to the limited liability company totaled $58,149 for the years ended December 31, 2008 and 2007.

The Company also leases its corporate office on a month-to-month basis from the same limited liability company.  The lease payments are triple net payable in monthly installments of $6,750.  Rent paid to the limited liability company for the years ended December 31, 2008 and 2007, was $133,121 and $250,018, respectively.  Included in accrued other liabilities at December 31, 2008 and 2007, is rent payable of $0 and $11,522, respectively.

The Company has a lease for its building.  The lease payments are payable in monthly installments of $3,667, and expires in May 2009.  The lease contains two five-year options to renew at an increased monthly rental.  Rent expense for the building lease for the years ended December 31, 2008 and 2007, was $45,649 and $43,786, respectively.

Operating leases:
The Company also leases miscellaneous gaming equipment from various companies on a month-to-month basis.  The total lease payments vary from month to month.  Rent expense for the miscellaneous gaming equipment for the year ended December 31, 2008 and 2007, was $120,555 and $122,216, respectively.

The future minimum lease payments related to the above leases are as follows:

Years Ending December 31,
2009	43,000

$43,000

NOTE 6:  Subsequent Event

As of March 12, 2009, the company entered into an agreement to sell its assets to Nevada Gold & Casinos, Inc., a public entity traded on the New York Stock Exchange under ticker UWN.  The closing date for the sale is expected to take 60-90 days from the date the agreement was signed.

(continued)

COYOTE BOB’S, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2008 and 2007

NOTE 7:  Related Party

The Company and its related parties (Crazy Moose Casino, Inc. and Crazy Moose Casino II, Inc.) have created a Washington State limited liability company (LLC) organized in accordance with Washington Administrative Code (WAC) 458-20-111 - Advances and Reimbursements.  The LLC was created to centralize and allocate common expenses incurred by the Company and its related parties mentioned above.  Included in salaries and payroll taxes were reimbursements of $47,406 and $0, of which $4,506 and $0, are included in accrued wages for the years ended December 31, 2008 and 2007, respectively.  Included in miscellaneous general and administrative expenses were reimbursements of $16,971 and $0, of which $3,849 and $0, are included in accounts payable for the years ended December 31, 2008 and 2007, respectively.

 (concluded)